UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2019

VIACOM INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32686	20-3515052
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway, New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 258-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 1 – Registrant’s Business and Operations

Item 2.01	Entry into a Material Definitive Agreement.

On February 11, 2019, Viacom Inc. (“Viacom”) entered into an amended and restated credit agreement (the “Amendment and Restatement”) among Viacom, the subsidiaries of Viacom designated as borrowers from time to time thereunder, the lenders named therein, JPMorgan Chase Bank, N.A., as administrative agent, Citibank, N.A. and Bank of America, N.A., as syndication agents, and Deutsche Bank Securities Inc., Mizuho Bank, Ltd., Morgan Stanley MUFG Loan Partners, LLC and Wells Fargo Bank, N.A., as documentation agents, which amends and restates Viacom’s revolving credit agreement, dated as of October 8, 2010, as amended from time to time prior to the date of the Amendment and Restatement (the “Credit Agreement”).

The Amendment and Restatement modifies certain provisions of the Credit Agreement to, among other things, (i) require Viacom to maintain a maximum consolidated total leverage ratio, which replaces the minimum interest coverage ratio in the Credit Agreement, (ii) increase the general permitted liens basket from $30,000,000 to $100,000,000, (iii) increase the general permitted subsidiary indebtedness basket from the greater of 5% of consolidated tangible assets and $800,000,000 to the greater of 5% of consolidated tangible assets and $1,000,000,000 and (iv) extend the maturity date of the credit facility from November 18, 2019 to February 11, 2024, subject to two one-year extensions.

The foregoing description of the Amendment and Restatement is qualified in its entirety by reference to the text of the Amendment and Restatement, a copy of which will be filed with the Securities and Exchange Commission as an exhibit to Viacom’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019.

Some of the financial institutions party to the Amendment and Restatement and their respective affiliates have performed, and/or may in the future perform, various commercial banking, investment banking, corporate trust and other financial advisory services in the ordinary course of business for Viacom and its respective subsidiaries, for which they have received, and/or will receive, customary fees and commissions.

Section 2 – Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is hereby incorporated by reference into this Item 2.03.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACOM INC.

By:	/s/ Christa A. D’Alimonte
	Name:	Christa A. D’Alimonte
	Title:	Executive Vice President, General Counsel and Secretary

Date: February 11, 2019